[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.1

SEVENTH AMENDMENT TO LEASE

SEVENTH AMENDMENT TO LEASE (this “Seventh Amendment”) dated as of this 10th day of October,  2017 (the “Seventh Amendment Effective Date”) by and between BP BAY COLONY LLC, a Delaware limited liability company (“Landlord”), and TESARO, INC., a Delaware corporation (“Tenant”).

RECITALS

A. By Lease dated October 15, 2012 (the “Lease”), Landlord did lease to Tenant and Tenant did hire and lease from Landlord certain premises containing 23,814 square feet of rentable floor area in the building known as 1000 Winter Street, Waltham, Massachusetts (the “Building”) and consisting of (i) 13,576 rentable square feet located on the second (2nd) and third (3rd) floors of the Building (referred to collectively in the Lease as the “Original Premises”), and (ii) 10,238 rentable square feet located on the first (1st) floor of the Building (referred to in the Lease as the “Expansion Premises”).

B. By First Amendment to Lease dated as of January 6, 2014 (the “First Amendment”),  Tenant yielded up the Expansion Premises, and Landlord did lease to Tenant, and Tenant did hire and lease from Landlord, certain additional premises containing 39,666 rentable square feet located on the second (2nd) floor of the Building (the “First Additional Premises”), upon the terms and conditions set forth in the First Amendment.

C. By Second Amendment to Lease dated as of April 23, 2015 (the “Second Amendment”), Landlord did lease to Tenant, and Tenant did hire and lease from Landlord, certain additional premises containing 17,738 rentable square feet (the “Second Additional Premises”), consisting of  (a) 10,238 square feet of rentable floor area located on the first (1st)  floor of the Building (the “First Floor Second Additional Premises”), being the same space referred to above as the Expansion Premises and previously yielded up by Tenant pursuant to the First Amendment, and (b) 7,500 square feet of rentable floor area located on the third (3rd) floor of the Building  (the “Third Floor Second Additional Premises”),  upon the terms and conditions set forth in the Second Amendment.

D. By Third Amendment to Lease dated as of August 2, 2016 (the “Third Amendment”), Landlord did lease to Tenant, and Tenant did hire and lease from Landlord, certain additional premises containing 44,634 square feet of rentable floor area consisting of (a) 17,091 square feet of rentable floor area located on the second (2nd) floor of the Building (the “Second Floor Third Additional Premises”), and (b) 27,543 square feet of rentable floor area located on the third (3rd) floor of the Building (the “Third Floor Third Additional Premises”), upon the terms and conditions set forth in the Third Amendment.  The Second Floor Third Additional Premises and the Third Floor Third Additional Premises are sometimes collectively referred to herein as the “Third Additional Premises”).

E. By Fourth Amendment to Lease dated as of October 6, 2016 (the “Fourth Amendment”), Landlord did lease to Tenant, and Tenant did hire and lease from Landlord, certain additional premises containing 8,784 square feet of rentable floor area located on the third (3rd) floor of the Building (the “Fourth Additional Premises”), upon the terms and conditions set forth in the Fourth Amendment.

F. By Fifth Amendment to Lease dated as of February 9, 2017 (the “Fifth Amendment”), Landlord and Tenant agreed to amend the parties’ respective obligations with respect to Landlord’s Existing Premises Third Floor Work (as defined in the Third Amendment), as more particularly set forth in the Fifth Amendment.

G. By Sixth Amendment to Lease dated as of June 16, 2017 (the “Sixth Amendment”), Landlord did lease to Tenant, and Tenant did hire and lease from Landlord, certain additional premises containing 25,188 square feet of rentable floor area,  consisting of (a) 15,229 square feet of rentable floor area located on the fourth (4th) floor of the Building (the “Vacant Sixth Amendment Premises”), and (b) 9,959 square feet of rentable floor area located on the fourth (4th) floor of the Building (the “Occupied Sixth Amendment Premises,” together with the Vacant Sixth Amendment Premises, collectively the “Sixth Amendment Premises”), upon the terms and conditions set forth in the Sixth Amendment. As of the Seventh Amendment Effective Date, Landlord has not delivered the Sixth Amendment Premises to Tenant, and neither the Vacant Sixth Amendment Premises Commencement Date (as defined in the Sixth Amendment) nor the Occupied Sixth Amendment Premises Commencement Date (as defined in the Sixth Amendment) have occurred.

H. The Original Premises, as increased by the First Additional Premises, the Second Additional Premises, the Third Additional Premises, and the Fourth Additional Premises is hereinafter referred to as the “Existing Premises”, and contains a total of 124,398 square feet of rentable floor area (the “Rentable Floor Area of the Existing Premises”).

I. Tenant has determined to lease from Landlord upon the terms and conditions contained in this Seventh Amendment an additional 28,791 square feet of rentable floor area (the “Rentable Floor Area of the Seventh Amendment Premises”), consisting of the following:

(i) approximately 4,304 square feet of rentable floor area (the “Rentable Floor Area of the Seventh Amendment A  Premises”) located on the fourth (4th) floor of the Building (the “Seventh Amendment A  Premises”), which space is shown on Exhibit A attached hereto and made a part hereof;

(ii) approximately 3,334 square feet of rentable floor area (the “Rentable Floor Area of the Seventh Amendment B Premises”) located on the third (3rd) floor of the Building (the “Seventh Amendment B Premises,” together with the Seventh Amendment A Premises, collectively the “Vacant Seventh Amendment Premises”), which space is shown on Exhibit B attached hereto and made a part hereof;

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(iii) approximately 3,034 square feet of rentable floor area (the “Rentable Floor Area of the Seventh Amendment  C Premises”) located on the fourth (4th)  floor of the Building (the “Seventh Amendment  C Premises”), which space is shown on Exhibit C attached hereto and made a part hereof;

(iv) approximately 3,005 square feet of rentable floor area (the “Rentable Floor Area of the Seventh Amendment  D Premises”) located on the fourth (4th)  floor of the Building (the “Seventh Amendment D  Premises”), which space is shown on Exhibit D attached hereto and made a part hereof;

(v) approximately 2,700 square feet of rentable floor area (the “Rentable Floor Area of the Seventh Amendment E  Premises”) located on the second (2nd) floor of the Building (the “Seventh Amendment E  Premises”), which space is shown on Exhibit E attached hereto and made a part hereof; and

(vi) approximately 12,414 square feet of rentable floor area (the “Rentable Floor Area of the Seventh Amendment F  Premises”) located on the fourth (4th) floor of the Building (the “Seventh Amendment F  Premises”), which space is shown on Exhibit F attached hereto and made a part hereof.

Each of the premises described in clauses (i) through (vi) of this Recital I are sometimes referred to herein individually as a  “Seventh Amendment Premises” and collectively as the  “Seventh Amendment Premises”). The Vacant Sixth Amendment Premises, the Occupied Sixth Amendment Premises, and each of the Seventh Amendment Premises are each sometimes referred to herein individually as a “Premises Component.”

J. Subject to the terms and conditions set forth herein, Landlord and Tenant are entering into this instrument to set forth said leasing of the Seventh Amendment Premises, to integrate the Seventh Amendment Premises into the Lease and to amend the Lease, all as more particularly set forth in this Seventh Amendment.

NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration in hand this date paid by each of the parties to the other, the receipt and sufficiency of which are hereby severally acknowledged, and in further consideration of the mutual promises herein contained, Landlord and Tenant hereby agree to and with each other as follows:

1.	Vacant Seventh Amendment Premises

(A) Incorporation into Premises.  As of the Seventh Amendment Effective Date, the Vacant Seventh Amendment Premises shall constitute part of the “Premises” demised to Tenant under the Lease for a term coterminous with the Lease Term, so that the Premises (as defined in the Lease) shall include the Existing Premises and the Vacant Seventh Amendment Premises and shall contain a total of 132,036 square feet of rentable floor area.

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(B) Term. The definition of the “Term” as set forth in Section 1.1 of the Lease, as previously amended, shall be supplemented by adding the following thereto:

“(x)    As to the Vacant Seventh Amendment Premises (as defined in the Seventh Amendment), a period beginning on the Seventh Amendment Effective Date (as defined in the Seventh Amendment) and ending on June 30, 2020, unless extended or sooner terminated as provided in the Lease.”

(C) Annual Fixed Rent.

(i) Commencing on the earlier to occur of (a) the date that is one (1) month following the Seventh Amendment Effective Date, and (b) the date Tenant commences occupancy of the Seventh Amendment A Premises for business purposes, and continuing through the expiration of the Term, Annual Fixed Rent for the Seventh Amendment A Premises shall be payable at the annual rate of $[***] (being the product of (x) $[***] and (y) the Rentable Floor Area of the Seventh Amendment A Premises (being 4,304 square feet)).

(ii) Commencing on the earlier to occur of (a) the date that is one (1) month following the Seventh Amendment Effective Date, and (b) the date Tenant commences occupancy of the Seventh Amendment B Premises for business purposes, and continuing through the expiration of the Term, Annual Fixed Rent for the Seventh Amendment B Premises shall be payable at the annual rate of $[***] (being the product of (x) $[***] and (y) the Rentable Floor Area of the Seventh Amendment B Premises (being 3,334 square feet)).

(D)  OpEx, Taxes and Electricity.  For purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease, Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease, and Tenant’s payments for electricity (as determined pursuant to Section 2.5 and 2.8 of the Lease) respecting:

(i) the Seventh Amendment A Premises, the “Rentable Floor Area of the Premises” shall be deemed to be the Rentable Floor Area of the Seventh Amendment A Premises (being 4,304 square feet); and

(ii) the Seventh Amendment B Premises, the “Rentable Floor Area of the Premises” shall be deemed to be the Rentable Floor Area of the Seventh Amendment B Premises (being 3,334 square feet).

(E) Parking. Effective as of the Seventh Amendment Effective Date, the Number of Parking Spaces (referenced in Section 1.1 of the Lease) allocated to Tenant under the Lease shall be increased from three hundred and seventy-one (371) to three hundred and ninety-four (394)

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(reflecting an increase at a rate of three (3) spaces per 1,000 square feet of the total rentable floor area of the Vacant Seventh Amendment Premises (being 7,638  square feet).

(F) Condition of the Seventh Amendment Premises. Tenant agrees to accept the Vacant Seventh Amendment Premises in their “as-is” condition and Landlord shall have no obligation to perform any additions, alterations, improvements, demolition or other work therein or pertaining thereto and Landlord shall have no responsibility for the installation or connection of Tenant’s telephone or other communications equipment. Notwithstanding the foregoing, Landlord agrees to deliver the base building systems serving the Vacant Seventh Amendment Premises in good working order and condition on the Seventh Amendment Effective Date.

2.	Seventh Amendment C Premises

(A) Incorporation into Premises.  As of the Seventh Amendment C Premises Commencement Date (as hereinafter defined), the Seventh Amendment C Premises shall constitute part of the “Premises” demised to Tenant under the Lease for a term coterminous with the Lease Term, so that the Premises, subject to the terms of the Lease, shall include (i) the Existing Premises, (ii) the Seventh Amendment C Premises,  and (iii)  all other Premises Components that were incorporated into the Premises on or before, and that constitute part of the Premises as of, such date, and shall contain a total amount of square feet of rentable floor area in an amount equal to the sum of (x) the Rentable Floor Area of the Existing Premises, plus (y) the Rentable Floor Area of the Seventh Amendment C Premises,  plus (z) the rentable floor area of all other Premises Components that were incorporated into the Premises on or before, and that constitute part of the Premises as of, such date.

(B) Commencement Date. The following definition is hereby added to Section 1.1. of the Lease:

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Seventh Amendment C Premises Commencement Date:

The business day following the date on which Landlord delivers possession of the Seventh Amendment C Premises to Tenant free of all occupants, which is estimated to occur on November 1, 2017 (the “Seventh Amendment C Premises Target Delivery Date”). If for any reason Landlord fails or is unable to deliver possession of the Seventh Amendment C Premises to Tenant on or before the Seventh Amendment C Premises Target Delivery Date, then (i) Landlord shall not be in default hereunder or be liable for damages therefor, (ii) the validity of the Lease and this Seventh Amendment shall not be affected or impaired thereby, (iii) the Term shall not be extended on account thereof, and (iv) Tenant shall accept possession of the Seventh Amendment C Premises on the date Landlord tenders possession of the Seventh Amendment C Premises to Tenant.”

(C) Outside Delivery Date.

(i) If Landlord shall have failed to deliver possession of the Seventh Amendment C Premises to Tenant free of all occupants on or before February 1, 2018 (the “Seventh Amendment C Premises Outside Delivery Date”) (which date shall be extended automatically for such periods of time as Landlord is prevented from so delivering by reason of Force Majeure), Tenant shall have the right to terminate the Lease, as amended, solely as to the Seventh Amendment C Premises by giving notice to Landlord of Tenant’s desire to do so before such delivery and within the time period from the Seventh Amendment C Premises Outside Delivery Date (as so extended) until the date which is thirty (30) days subsequent to the Seventh Amendment C Premises Outside Delivery Date (as so extended); and, upon the giving of such notice, the lease of the Seventh Amendment C Premises (and all rights related thereto) shall cease and come to an end without further liability or obligation on the part of either party unless, within thirty (30) days of such notice, Landlord delivers possession of the Seventh Amendment C Premises to Tenant free of all occupants, in which case, Tenant’s notice shall be deemed null and void and of no further force or effect. For purposes of this Section 2(C)(i) and Sections 3(C)(i), 4(C)(i), and 5(C)(i) below, the term “Force Majeure” shall be deemed to expressly exclude the failure of the current occupant of a Seventh Amendment Premises to vacate such premises.

(ii) If Landlord shall have failed to deliver possession of the Seventh Amendment C Premises to Tenant free of all occupants on or before the Seventh Amendment C Premises Outside Delivery Date (as so extended) and Tenant has

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not terminated the Lease as provided in Section 2(C)(i) hereinabove, then the Annual Fixed Rent with respect to the Seventh Amendment C Premises as set forth in Section 2(E) below shall be abated by one (1) day for each day beyond the Seventh Amendment C Premises Outside Delivery Date (as so extended) that Landlord thus fails to deliver possession of the Seventh Amendment C Premises, such abatement to be applied commencing on the Seventh Amendment C Premises Commencement Date.

(iii) The foregoing rent abatement and right of termination shall be Tenant’s sole and exclusive remedies at law or in equity or otherwise for Landlord’s failure to deliver possession of the Seventh Amendment C Premises within the time periods set forth above.

(D) Term. The definition of the “Term” as set forth in Section 1.1 of the Lease, as previously amended, shall be supplemented by adding the following thereto:

“(xi) As to the Seventh Amendment C Premises (as defined in the Seventh Amendment), a period beginning on the Seventh Amendment C Premises Commencement Date (as defined in the Seventh Amendment) and ending on June 30, 2020, unless extended or sooner terminated as provided in the Lease.”

(E) Annual Fixed Rent. Commencing on the earlier to occur of (a) the date that is one (1) month following the Seventh Amendment C Premises Commencement Date, and (b) the date Tenant commences occupancy of the Seventh Amendment C Premises for business purposes, and continuing through the expiration of the Term, Annual Fixed Rent for the Seventh Amendment C Premises shall be payable at the annual rate of $[***] (being the product of (y) $[***] and (z) the Rentable Floor Area of the Seventh Amendment C Premises (being 3,034 square feet)).

(F)  OpEx, Taxes and Electricity. For purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease, Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease, and Tenant’s payments for electricity (as determined pursuant to Section 2.5 and 2.8 of the Lease) respecting the Seventh Amendment C Premises, the “Rentable Floor Area of the Premises” shall be deemed to be the Rentable Floor Area of the Seventh Amendment C Premises (being 3,034 square feet).

(G) Parking. Effective as of the Seventh Amendment C Premises Commencement Date, the Number of Parking Spaces (referenced in Section 1.1 of the Lease) allocated to Tenant under the Lease shall be increased by adding nine (9) additional spaces to then current Number of Parking Spaces (reflecting an increase at a rate of three (3) spaces per 1,000 square feet of the Rentable Floor Area of the Seventh Amendment C  Premises).

(H) Condition of the Seventh Amendment C  Premises. Tenant agrees to accept the Seventh Amendment C  Premises in their “as-is” condition and Landlord shall have no obligation to perform any additions, alterations, improvements, demolition or other work therein or pertaining

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thereto and Landlord shall have no responsibility for the installation or connection of Tenant’s telephone or other communications equipment. Notwithstanding the foregoing, Landlord agrees to deliver the base building systems serving the Seventh Amendment C Premises in good working order and condition on the Seventh Amendment C Premises Commencement Date.

3.	Seventh Amendment D Premises

(A) Incorporation into Premises.  As of the Seventh Amendment D Premises Commencement Date (as hereinafter defined), the Seventh Amendment D Premises shall constitute part of the “Premises” demised to Tenant under the Lease for a term coterminous with the Lease Term, so that the Premises shall include (i) the Existing Premises, (ii) the Seventh Amendment D Premises, and (iii) all other Premises Components that were incorporated into the Premises on or before, and that constitute part of the Premises as of, such date, and shall contain a total amount of square feet of rentable floor area in an amount equal to the sum of (x) the Rentable Floor Area of the Existing Premises, plus (y) the Rentable Floor Area of the Seventh Amendment D Premises, plus (z) the rentable floor area of all other Premises Components that were incorporated into the Premises on or before, and that constitute part of the Premises as of, such date.

(B) Commencement Date. The following definition is hereby added to Section 1.1. of the Lease:

“Seventh Amendment D Premises Commencement Date:

The business day following the date on which Landlord delivers possession of the Seventh Amendment D Premises to Tenant free of all occupants, which is estimated to occur on December 1, 2017 (the “Seventh Amendment D Premises Target Delivery Date”). If for any reason Landlord fails or is unable to deliver possession of the Seventh Amendment D Premises to Tenant on or before the Seventh Amendment D Premises Target Delivery Date, then (i) Landlord shall not be in default hereunder or be liable for damages therefor, (ii) the validity of the Lease and this Seventh Amendment shall not be affected or impaired thereby, (iii) the Term shall not be extended on account thereof, and (iv) Tenant shall accept possession of the Seventh Amendment D Premises on the date Landlord tenders possession of the Seventh Amendment D Premises to Tenant.

(C) Outside Delivery Date.

(i) If Landlord shall have failed to deliver possession of the Seventh Amendment D Premises to Tenant free of all occupants on or before March 1, 2018 (the “Seventh Amendment D Premises Outside Delivery Date”) (which date

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shall be extended automatically for such periods of time as Landlord is prevented from so delivering by reason of Force Majeure), Tenant shall have the right to terminate the Lease, as amended, solely as to the Seventh Amendment D Premises by giving notice to Landlord of Tenant’s desire to do so before such delivery and within the time period from the Seventh Amendment D Premises Outside Delivery Date (as so extended) until the date which is thirty (30) days subsequent to the Seventh Amendment D Premises Outside Delivery Date (as so extended); and, upon the giving of such notice, the lease of the Seventh Amendment D Premises (and all rights related thereto) shall cease and come to an end without further liability or obligation on the part of either party unless, within thirty (30) days of such notice, Landlord delivers possession of the Seventh Amendment D Premises to Tenant free of all occupants, in which case, Tenant’s notice shall be deemed null and void and of no further force or effect.

(ii) If Landlord shall have failed to deliver possession of the Seventh Amendment D Premises to Tenant free of all occupants on or before the Seventh Amendment D Premises Outside Delivery Date (as so extended) and Tenant has not terminated the Lease as provided in Section 3(C)(i) hereinabove, then the Annual Fixed Rent with respect to the Seventh Amendment D Premises as set forth in Section 3(E) below shall be abated by one (1) day for each day beyond the Seventh Amendment D Premises Outside Delivery Date (as so extended) that Landlord thus fails to deliver possession of the Seventh Amendment D Premises, such abatement to be applied commencing on the Seventh Amendment D Premises Commencement Date.

(iii) The foregoing rent abatement and right of termination shall be Tenant’s sole and exclusive remedies at law or in equity or otherwise for Landlord’s failure to deliver possession of the Seventh Amendment D Premises within the time periods set forth above.

(D) Term. The definition of the “Term” as set forth in Section 1.1 of the Lease, as previously amended, shall be supplemented by adding the following thereto:

“(xii) As to the Seventh Amendment D Premises (as defined in the Seventh Amendment), a period beginning on the Seventh Amendment D Premises Commencement Date (as defined in the Seventh Amendment) and ending on June 30, 2020, unless extended or sooner terminated as provided in the Lease.”

(E) Annual Fixed Rent. Commencing on the earlier to occur of (a) the date that is one (1) month following the Seventh Amendment D Premises Commencement Date, and (b) the date Tenant commences occupancy of the Seventh Amendment D Premises, and continuing through the expiration of the Term, Annual Fixed Rent for the Seventh Amendment D Premises shall be payable at the annual rate of $[***] (being the product of (y) $[***]  and (z) the Rentable Floor Area of the Seventh Amendment D Premises (being 3,005 square feet)).

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(F)  OpEx, Taxes and Electricity. For purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease, Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease, and Tenant’s payments for electricity (as determined pursuant to Section 2.5 and 2.8 of the Lease) respecting the Seventh Amendment D Premises, the “Rentable Floor Area of the Premises” shall be deemed to be the Rentable Floor Area of the Seventh Amendment D Premises (being 3,005 square feet).

(G) Parking. Effective as of the Seventh Amendment D Premises Commencement Date, the Number of Parking Spaces (referenced in Section 1.1 of the Lease) allocated to Tenant under the Lease shall be increased by adding nine (9) additional spaces to then current Number of Parking Spaces (reflecting an increase at a rate of three (3) spaces per 1,000 square feet of the Rentable Floor Area of the Seventh Amendment D Premises).

(H) Condition of the Seventh Amendment D  Premises. Tenant agrees to accept the Seventh Amendment D  Premises in their “as-is” condition and Landlord shall have no obligation to perform any additions, alterations, improvements, demolition or other work therein or pertaining thereto and Landlord shall have no responsibility for the installation or connection of Tenant’s telephone or other communications equipment. Notwithstanding the foregoing, Landlord agrees to deliver the base building systems serving the Seventh Amendment D Premises in good working order and condition on the Seventh Amendment D Premises Commencement Date.

4.	Seventh Amendment E Premises

(A) Incorporation into Premises.  As of the Seventh Amendment E Premises Commencement Date (as hereinafter defined), the Seventh Amendment E Premises shall constitute part of the “Premises” demised to Tenant under the Lease for a term coterminous with the Lease Term, so that the Premises shall include (i) the Existing Premises, (ii) the Seventh Amendment E Premises, and (iii) all other Premises Components that were incorporated into the Premises on or before, and that constitute part of the Premises as of, such date, and shall contain a total amount of square feet of rentable floor area in an amount equal to the sum of (x) the Rentable Floor Area of the Existing Premises, plus (y) the Rentable Floor Area of the Seventh Amendment E Premises,  plus (z) the rentable floor area of all other Premises Components that were incorporated into the Premises on or before, and that constitute part of the Premises as of, such date.

(B) Commencement Date. The following definition is hereby added to Section 1.1. of the Lease:

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“Seventh Amendment E Premises Commencement Date:

The business day following the date on which Landlord delivers possession of the Seventh Amendment E Premises to Tenant free of all occupants, which is estimated to occur on the earlier of (x) February 1, 2018, and (y) the date selected by Landlord and the current occupant of the Seventh Amendment E Premises if such parties mutually agree upon a separate termination agreement (the “Seventh Amendment E Premises Target Delivery Date”). If Landlord and such current occupant enter into a separate termination agreement, then Landlord shall use commercially reasonable efforts to notify Tenant of such selected date within seven (7) days of the full execution and delivery of such termination agreement. If for any reason Landlord fails or is unable to deliver possession of the Seventh Amendment E Premises to Tenant on or before the Seventh Amendment E Premises Target Delivery Date, then (i) Landlord shall not be in default hereunder or be liable for damages therefor, (ii) the validity of the Lease and this Seventh Amendment shall not be affected or impaired thereby, (iii) the Term shall not be extended on account thereof, and (iv) Tenant shall accept possession of the Seventh Amendment E Premises on the date Landlord tenders possession of the Seventh Amendment E Premises to Tenant.

(C) Outside Delivery Date.

(i) If Landlord shall have failed to deliver possession of the Seventh Amendment E Premises to Tenant free of all occupants on or before May 1, 2018 (the “Seventh Amendment E Premises Outside Delivery Date”) (which date shall be extended automatically for such periods of time as Landlord is prevented from so delivering by reason of Force Majeure), Tenant shall have the right to terminate the Lease, as amended, solely as to the Seventh Amendment E Premises by giving notice to Landlord of Tenant’s desire to do so before such delivery and within the time period from the Seventh Amendment E Premises Outside Delivery Date (as so extended) until the date which is thirty (30) days subsequent to the Seventh Amendment E Premises Outside Delivery Date (as so extended); and, upon the giving of such notice, the lease of the Seventh Amendment E Premises (and all rights related thereto) shall cease and come to an end without further liability or obligation on the part of either party unless, within thirty (30) days of such notice, Landlord delivers possession of the Seventh Amendment E Premises to Tenant free of all occupants, in which case, Tenant’s notice shall be deemed null and void and of no further force or effect.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii) If Landlord shall have failed to deliver possession of the Seventh Amendment E Premises to Tenant free of all occupants on or before the Seventh Amendment E Premises Outside Delivery Date (as so extended) and Tenant has not terminated the Lease as provided in Section 4(C)(i) hereinabove, then the Annual Fixed Rent with respect to the Seventh Amendment E Premises as set forth in Section 4(E) below shall be abated by one (1) day for each day beyond the Seventh Amendment E Premises Outside Delivery Date (as so extended) that Landlord thus fails to deliver possession of the Seventh Amendment E Premises, such abatement to be applied commencing on the Seventh Amendment E Premises Commencement Date.

(iii) The foregoing rent abatement and right of termination shall be Tenant’s sole and exclusive remedies at law or in equity or otherwise for Landlord’s failure to deliver possession of the Seventh Amendment E Premises within the time periods set forth above.

(D) Term. The definition of the “Term” as set forth in Section 1.1 of the Lease, as previously amended, shall be supplemented by adding the following thereto:

“(xiii) As to the Seventh Amendment E Premises (as defined in the Seventh Amendment), a period beginning on the Seventh Amendment E Premises Commencement Date (as defined in the Seventh Amendment) and ending on June 30, 2020, unless extended or sooner terminated as provided in the Lease.”

(E) Annual Fixed Rent. Commencing on the Seventh Amendment E Premises Commencement Date and continuing through the expiration of the Term, Annual Fixed Rent for the Seventh Amendment E Premises shall be payable at the annual rate of $[***] (being the product of (y) $[***] and (z) the Rentable Floor Area of the Seventh Amendment E Premises (being 2,700 square feet)).

(F)  OpEx, Taxes and Electricity. For purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease, Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease, and Tenant’s payments for electricity (as determined pursuant to Section 2.5 and 2.8 of the Lease) respecting the Seventh Amendment E Premises, the “Rentable Floor Area of the Premises” shall be deemed to be the Rentable Floor Area of the Seventh Amendment E Premises (being 2,700 square feet).

(G) Parking. Effective as of the Seventh Amendment E Premises Commencement Date, the Number of Parking Spaces (referenced in Section 1.1 of the Lease) allocated to Tenant under the Lease shall be increased by adding nine (9) additional spaces to then current Number of Parking Spaces (reflecting an increase at a rate of three (3) spaces per 1,000 square feet of the Rentable Floor Area of the Seventh Amendment E Premises).

(H) Condition of the Seventh Amendment E Premises. Tenant agrees to accept the

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Seventh Amendment E  Premises in their “as-is” condition and Landlord shall have no obligation to perform any additions, alterations, improvements, demolition or other work therein or pertaining thereto and Landlord shall have no responsibility for the installation or connection of Tenant’s telephone or other communications equipment. Notwithstanding the foregoing, Landlord agrees to deliver the base building systems serving the Seventh Amendment E Premises in good working order and condition on the Seventh Amendment E Premises Commencement Date.

5.	Seventh Amendment F Premises

(A) Incorporation into Premises.  As of the Seventh Amendment F Premises Commencement Date (as hereinafter defined), the Seventh Amendment F Premises shall constitute part of the “Premises” demised to Tenant under the Lease for a term coterminous with the Lease Term, so that the Premises shall include (i) the Existing Premises, (ii) the Seventh Amendment F Premises, and (iii) all other Premises Components that were incorporated into the Premises on or before, and that constitute part of the Premises as of, such date, and shall contain a total amount of square feet of rentable floor area in an amount equal to the sum of (x) the Rentable Floor Area of the Existing Premises, plus (y) the Rentable Floor Area of the Seventh Amendment F Premises,  plus (z) the rentable floor area of all other Premises Components that were incorporated into the Premises on or before, and that constitute part of the Premises as of, such date.

(B) Commencement Date. The following definition is hereby added to Section 1.1. of the Lease:

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“Seventh Amendment F Premises Commencement Date:

The business day following the date on which Landlord delivers possession of the Seventh Amendment F Premises to Tenant free of all occupants, which is estimated to occur on the earlier of (x) April 1, 2018, and (y) the date selected by Landlord and the current occupant of the Seventh Amendment F Premises if such parties mutually agree upon a separate termination agreement (the “Seventh Amendment F Premises Target Delivery Date”). If Landlord and such current occupant enter into a separate termination agreement, then Landlord shall use commercially reasonable efforts to notify Tenant of such selected date within seven (7) days of the full execution and delivery of such termination agreement. If for any reason Landlord fails or is unable to deliver possession of the Seventh Amendment F Premises to Tenant on or before the Seventh Amendment F Premises Target Delivery Date, then (i) Landlord shall not be in default hereunder or be liable for damages therefor, (ii) the validity of the Lease and this Seventh Amendment shall not be affected or impaired thereby, (iii) the Term shall not be extended on account thereof, and (iv) Tenant shall accept possession of the Seventh Amendment F Premises on the date Landlord tenders possession of the Seventh Amendment F Premises to Tenant.”

(C) Outside Delivery Date.

(i) If Landlord shall have failed to deliver possession of the Seventh Amendment F Premises to Tenant free of all occupants on or before July 1, 2018 (the “Seventh Amendment F Premises Outside Delivery Date”) (which date shall be extended automatically for such periods of time as Landlord is prevented from so delivering by reason of Force Majeure), Tenant shall have the right to terminate the Lease, as amended, solely as to the Seventh Amendment F Premises by giving notice to Landlord of Tenant’s desire to do so before such delivery and within the time period from the Seventh Amendment F Premises Outside Delivery Date (as so extended) until the date which is thirty (30) days subsequent to the Seventh Amendment F Premises Outside Delivery Date (as so extended); and, upon the giving of such notice, the lease of the Seventh Amendment F Premises (and all rights related thereto) shall cease and come to an end without further liability or obligation on the part of either party unless, within thirty (30) days of such notice, Landlord delivers possession of the Seventh Amendment F Premises to Tenant free of all occupants, in which case, Tenant’s notice shall be deemed null and void and of no further force or effect.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii) If Landlord shall have failed to deliver possession of the Seventh Amendment F Premises to Tenant free of all occupants on or before the Seventh Amendment F Premises Outside Delivery Date (as so extended) and Tenant has not terminated the Lease as provided in Section 5(C)(i) hereinabove, then the Annual Fixed Rent with respect to the Seventh Amendment C Premises as set forth in Section 5(E) below shall be abated by one (1) day for each day beyond the Seventh Amendment F Premises Outside Delivery Date (as so extended) that Landlord thus fails to deliver possession of the Seventh Amendment F Premises, such abatement to be applied commencing on the Seventh Amendment F Premises Commencement Date.

(iii) The foregoing rent abatement and right of termination shall be Tenant’s sole and exclusive remedies at law or in equity or otherwise for Landlord’s failure to deliver possession of the Seventh Amendment F Premises within the time periods set forth above.

(D) Term. The definition of the “Term” as set forth in Section 1.1 of the Lease, as previously amended, shall be supplemented by adding the following thereto:

“(xiv) As to the Seventh Amendment F Premises (as defined in the Seventh Amendment), a period beginning on the Seventh Amendment F Premises Commencement Date (as defined in the Seventh Amendment) and ending on June 30, 2020, unless extended or sooner terminated as provided in the Lease.”

(E) Annual Fixed Rent. Commencing on the Seventh Amendment F Premises Commencement Date and continuing through the expiration of the Term, Annual Fixed Rent for the Seventh Amendment E Premises shall be payable at the annual rate of $[***] (being the product of (y) $[***] and (z) the Rentable Floor Area of the Seventh Amendment F Premises (being 12,414 square feet)).

(F)  OpEx, Taxes and Electricity. For purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease, Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease, and Tenant’s payments for electricity (as determined pursuant to Section 2.5 and 2.8 of the Lease) respecting the Seventh Amendment F Premises, the “Rentable Floor Area of the Premises” shall be deemed to be the Rentable Floor Area of the Seventh Amendment F Premises (being 12,414 square feet).

(G) Parking. Effective as of the Seventh Amendment F Premises Commencement Date, the Number of Parking Spaces (referenced in Section 1.1 of the Lease) allocated to Tenant under the Lease shall be increased by adding thirty-seven (37) additional spaces to then current Number of Parking Spaces (reflecting an increase at a rate of three (3) spaces per 1,000 square feet of the Rentable Floor Area of the Seventh Amendment F Premises).

(H) Condition of the Seventh Amendment F Premises. Tenant agrees to accept the

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Seventh Amendment F  Premises in their “as-is” condition and Landlord shall have no obligation to perform any additions, alterations, improvements, demolition or other work therein or pertaining thereto and Landlord shall have no responsibility for the installation or connection of Tenant’s telephone or other communications equipment. Notwithstanding the foregoing, Landlord agrees to deliver the base building systems serving the Seventh Amendment F Premises in good working order and condition on the Seventh Amendment F Premises Commencement Date.

6.	Seventh Amendment Premises Tenant Allowance

(A) Landlord shall provide Tenant with a special allowance equal to $[***] (being the product of (x) $[***], and (y) the Rentable Floor Area of the Seventh Amendment Premises (being 28,791 square feet)) (the “Seventh Amendment Premises Tenant Allowance”), which shall be used and applied by Tenant solely on account of the cost of work performed by Tenant in the Seventh Amendment Premises in accordance with the terms of the Lease, as modified by this Seventh Amendment (the “Seventh Amendment Premises Work”).

(B) Provided that the Tenant (i) has completed all such Seventh Amendment Premises Work in accordance with the Lease, (ii) has paid for all such Seventh Amendment Premises Work in full and has delivered to Landlord lien waivers from all persons who might have a lien as a result of such work, in recordable forms reasonably acceptable to Landlord, (iii) has delivered to Landlord its certificate specifying the cost of such Seventh Amendment Premises Work and all contractors, subcontractors and suppliers involved with Seventh Amendment Premises Work, together with evidence of such cost in the form of paid invoices, receipts and the like, (iv) has satisfied the requirements of (i), (ii) and (iii) above and made request for such payment on or before December 31, 2018,  (v) is not otherwise in default under the Lease after notice and the expiration of any applicable cure period, and (vi) there are no liens (unless bonded to the reasonable satisfaction of Landlord) against Tenant’s interest in the Lease or against the Building or the Site arising out of the Seventh Amendment Premises Work, then within thirty (30) days after the satisfaction of the forgoing conditions, the Landlord shall pay to the Tenant the lesser of the amount of such costs so certified or the amount of the Seventh Amendment Premises Tenant Allowance. For the purposes hereof, the cost to be so reimbursed by Landlord shall include the cost of leasehold improvements but not the cost of any of Tenant’s personal property, trade fixtures or trade equipment or to any so-called soft costs for architectural and engineering fees above the Seventh Amendment Premises Soft Costs Cap (hereinafter defined). The total amount of the Seventh Amendment Premises Tenant Allowance that may be applied towards soft costs for architectural and engineering fees shall not exceed $[***] (the “Seventh Amendment Premises Soft Costs Cap”). Notwithstanding the foregoing, Landlord shall be under no obligations to apply any portion of the Seventh Amendment Premises Tenant Allowance for any purposes other than as provided in this Section  6, nor shall Landlord be deemed to have assumed any obligations, in whole or in part, of Tenant to any contractors, subcontractors, suppliers, workers or materialmen. Further, in no event shall Landlord be required to make application of any portion of the Seventh Amendment Premises Tenant Allowance towards Tenant’s personal property, trade fixtures or moving expenses or on account of any supervisory fees, overhead, management fees (other than a commercially reasonable third-party management fee charged to Tenant (not to exceed [***]

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percent ([***]%) of the cost of the Seventh Amendment Premises Work)) or other payments to Tenant, or any partner of affiliate of Tenant. In the event that such cost of the Seventh Amendment Premises Work is less than the Seventh Amendment Premises Tenant Allowance, Tenant shall not be entitled to any payment or credit nor shall there be any application of the same toward Annual Fixed Rent or Additional Rent owed by Tenant under the Lease.

7.	Seventh Amendment Premises Base Years: OpEx and Real Estate Taxes

(A) For the purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease for each of the Seventh Amendment Premises, commencing on the Seventh Amendment Effective Date, the definition of “Base Operating Expenses” contained in Section 1.1 of the Lease shall be supplemented by adding the following thereto:

“BASE OPERATING EXPENSES:With respect to each of the Seventh Amendment Premises (as defined in the Seventh Amendment), Landlord’s Operating Expenses (as defined in Section 2.6 of the Lease) for calendar year 2018, being the period from January 1, 2018 through December 31, 2018.”

(B) For the purposes of computing Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease for each of the Seventh Amendment Premises, commencing on the Seventh Amendment Effective Date, the definition of “Base Taxes” contained in Section 1.1 of the Lease shall be supplemented by adding the following thereto:

“BASE TAXES:With respect to each of the Seventh Amendment Premises (as defined in the Seventh Amendment), Landlord’s Tax Expenses (as defined in Section 2.7 of the Lease) for fiscal year 2018, being the period from July 1, 2017 through June 30, 2018.”

(C) Such definitions, as previously amended, shall remain unchanged for such purposes with respect to the Existing Premises and the Sixth Amendment Premises.

8.

Commencement Date Agreements. Promptly following the occurrence of the commencement date and the rent commencement date (if applicable) for each of the Seventh Amendment Premises (except for the Vacant Seventh Amendment Premises), Landlord and Tenant hereby agree to execute a Commencement Date Agreement in the form attached as Exhibit E to the Lease to confirm such dates; provided, however, that if Landlord or Tenant shall fail to execute said Agreement, the commencement date and rent commencement date (if applicable) for each of the Seventh Amendment Premises (except for the Vacant Seventh Amendment Premises) shall be as reasonably determined by Landlord in accordance with the terms hereof.

9.	Brokers.

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(A) Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this Seventh Amendment other than Transwestern/RBJ; and in the event any claim is made against Landlord relative to dealings by Tenant with brokers other than Transwestern/RBJ, Tenant shall defend the claim against Landlord with counsel of Tenant’s selection first approved by Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

(B)Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Seventh Amendment other than Transwestern/RBJ; and in the event any claim is made against Tenant relative to dealings by Landlord with brokers other than Transwestern/RBJ, Landlord shall defend the claim against Tenant with counsel of Landlord’s selection first approved by Tenant (which approval will not be unreasonably withheld) and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim.

10.	Capitalized Terms. Except as otherwise expressly provided herein, all capitalized terms used herein without definition shall have the same meanings as are set forth in the Lease.

11.

Ratification.  Except as herein amended, the Lease, as previously amended, shall remain unchanged and in full force and effect.  All references to the “Lease” shall be deemed to be references to the Lease as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and the Sixth Amendment and as herein amended.

12.

Authority.  Each of Landlord and Tenant hereby represents and warrants to the other that all necessary action has been taken to enter this Seventh Amendment and that the person signing this Seventh Amendment on its behalf has been duly authorized to do so.

13.

Electronic Signatures.  The parties acknowledge and agree that this Seventh Amendment may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, “electronic signature” shall include faxed versions of an original signature or electronically scanned and transmitted versions (e.g., via pdf) of an original signature.

[page ends here]

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTED as of the date and year first above written.

/s/ David C. Provost David C. Provost SVP
WITNESS: _____________________________________

LANDLORD:

BP BAY COLONY LLC, a Delaware limited liability company

BY:  BP BAY COLONY HOLDINGS LLC, a Delaware limited liability company, its sole member

BY:  BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, its member

BY:  BOSTON PROPERTIES, INC., a Delaware Corporation, its general partner

By:  /s/ David C. Provost

Name:  David C. Provost

Title:  SVP

, INC., a Delaware corporation /s/ Timothy R. Pearson Timothy R. Pearson EVP & CFO
WITNESS: _____________________________________	TENANT: TESARO, INC., a Delaware corporation By: /s/ Timothy R. Pearson Name: Timothy R. Pearson Title: EVP & CFO

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Tesaro Seventh Amendment to Lease

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

Seventh Amendment A Premises

[Attached]

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

Seventh Amendment B Premises

[Attached]

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

Seventh Amendment C Premises

[Attached]

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Seventh Amendment
"C" Premises

bxp Boston Properties

4th FLOOR
1000 WINTER STREET, WALTHAM MA - BAY COLONY

09.18.17
EXISTING CONDITIONS

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EXHIBIT D

Seventh Amendment D Premises

[Attached]

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E

Seventh Amendment E Premises

[Attached]

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT F

Seventh Amendment F Premises

[Attached]

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.